SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 7:-	SUBSEQUENT EVENTS

On May 7, 2014 the Company’s Board of Directors approved the annual grant of 25,000 options to each of the Company’s non-employee directors. These options have an exercise price of $1.39, shall vest in quarterly arrears, have a cashless exercise feature and a ten year term. On the same date, the Board of Directors also approved a one-time grant of 150,000 fully-vested options to each of the two of the Company’s newest non-employee directors. These options have an exercise price of $1.39, have a cashless exercise feature and a ten year term.

In addition, on the same date, the Board of Directors approved the granting of 380,000 options to the Company’s Scientific Advisory Board (the “SAB”). These options have an exercise price of $1.39, shall vest in quarterly arrears, have a cashless exercise feature and a ten year term.

The abovementioned options to non-employee directors and the SAB were not issued under the Company’s 2012 Equity Incentive Plan.

NOTE 12:-	SUBSEQUENT EVENTS

a.
On January 7, 2014, the Company's Board of Directors (with the recommendation of the Compensation Committee of the Board of Directors) approved a grant of options to employees and non-employees to purchase a total of 620,000 and 50,000 shares of common stock, respectively, at an exercise price of $1.85 per share with a vesting schedule of between two to four years, vest in equal quarterly installments commencing three months period from grant date.

b.
On January 28, 2014, the Company entered into an Agreement with the Chairman of the Company's Board of Directors pursuant to which he will be entitled to receive cash director’s fee of $100,000 per year, plus a $250,000 bonus upon the achievement by the Company of the following accumulated milestones: (i) the Company shall have initiated and achieved commercial sales, regardless of sales volumes, and (ii) the Company shall have received or earned cash in the aggregate gross amount of $20 million through any combination of equity or debt financing or sales revenue during the period from and after December 31, 2013. Additionally, his previously granted employee options will continue to vest in accordance with applicable stock option agreements with the Company.

c.
On February 12, 2014, the Company entered into a Securities Purchase Agreement which had its closing on February 19, 2014 (the "Closing Date"), with certain institutional and accredited investors (the "Buyers") to raise approximately $3.79 million in net proceeds for an aggregate amount of 2,226,956 Common Stock and warrants to purchase an aggregate of 1,670,216 shares of Common Stock. The Warrants are immediately exercisable at an exercise price of $2.35 per share and expire five years after the date that the shares underlying the warrants have been registered for resale with the SEC. Such warrants contain non-standard anti-dilution protections clause and therefore such warrants will be accounted as financial derivative.

The Company is required to file a registration statement for the resale of the shares, warrants shares and adjustment shares within 30 days following the Closing Date and to use its reasonable best efforts to cause such registration statement to be declared effective within 60 days following the Closing Date (or 120 days following the Closing Date if the SEC determines to review the registration statement). The Company may incur liquidated damages if it does not meet the abovementioned registration obligations.